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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   DATE OF REPORT    July 29, 1997


                                  __________________


                                     YAHOO! INC.

                (Exact name of registrant as specified in its charter)

                                       0-26822
                               (Commission File Number)

            California                         77-0398689
    (State or other jurisdiction of            (I.R.S. Employer incorporation
      Identification No.)                        or organization)



                          3400 Central Expressway, Suite 201
                            Santa Clara, California 95051
               (Address of principal executive offices, with zip code)


                                    (408) 731-3300
                 (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

    On July 29, 1997, Yahoo! Inc., a California corporation ("Yahoo!") entered into a Restructuring Agreement (the "Restructuring Agreement") with Visa International Service Association, Visa Marketplace, Inc., Sterling Payot Company and Sterling Payot Capital, L.P. (collectively, the "Visa Group").

    Pursuant to the Restructuring Agreement, the Visa Group released Yahoo! from certain obligations and claims, and Yahoo! purchased the Visa Group's interest in Yahoo! Marketplace, LLC, a joint venture company formed by Yahoo! and certain members of the Visa Group in August 1996. In connection with the Restructuring Agreement, Yahoo! issued 466,321 shares of Yahoo! Common Stock (the "Shares") to the Visa Group, for which Yahoo! recorded a one-time, non-cash, pre-tax charge of $21,245,000 in the second quarter ended June 30, 1997.

    Pursuant to the Restructuring Agreement, Yahoo! also granted certain registration rights to the Visa Group with respect to the Shares. The Company has agreed to file a Registration Statement on Form S-3 with respect to the Shares on or before August 8, 1997 and to keep such Registration Statement effective until the earlier of (i) July 29, 1998 and (ii) the sale of all of the Shares thereunder. The Company also has agreed to use its best efforts to ensure that the Visa Group shall have five (5) trading days available to sell the Shares prior to September 30, 1997 and will ensure that the Visa Group shall have twenty (20) trading days available to sell the Shares during each calendar quarter from the effective date of such Registration Statement until July 29, 1998 (prorated for partial quarters).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

    (c)  EXHIBITS.


    4.1 Restructuring Agreement dated as of July 29, 1997 among the Registrant, Visa International Service Association, Visa Marketplace, Inc., Sterling Payot Company and Sterling Payot Capital, L.P.


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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         YAHOO! INC.


Date: August 4, 1997                     By: /s/ Gary Valenzuela
                                            ----------------------------------
                                             Gary Valenzuela
                                             Senior Vice President, Finance and
                                             Administration, and Chief
                                             Financial Officer (Principal
                                             Financial Officer)

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                                     YAHOO! INC.

                                  INDEX TO EXHIBITS



Exhibit Number                     Description
--------------                     -----------
    4.1 Restructuring Agreement dated as of July 29, 1997 among the Registrant, Visa International Service Association, Visa Marketplace, Inc., Sterling Payot Company and Sterling Payot Capital, L.P.

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